                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                       EOP OPERATING LIMITED PARTNERSHIP

                               OFFER TO EXCHANGE

$250,000,000 6.50% NOTES DUE 2004 FOR ANY AND ALL OUTSTANDING 6.50% NOTES DUE
2004

$300,000,000 6.763% NOTES DUE 2007 FOR ANY AND ALL OUTSTANDING 6.763% NOTES DUE 2007

$225,000,000 7.25% NOTES DUE 2028 FOR ANY AND ALL OUTSTANDING 7.25% NOTES DUE
2028

300,000 DEBT WARRANTS TO PURCHASE $300,000,000 6.763% NOTES DUE 2008 FOR ANY AND ALL OUTSTANDING

          DEBT WARRANTS TO PURCHASE $300,000,000 6.763% NOTES DUE 2008

                PURSUANT TO THE PROSPECTUS DATED AUGUST   , 1998

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON           , 1998 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS
EXTENDED BY EOP OPERATING LIMITED PARTNERSHIP.

                 The Exchange Agent for the Exchange Offer is:

                      STATE STREET BANK AND TRUST COMPANY

          By Mail:             By Facsimile Transmission:   By Overnight Delivery or Hand:
          --------             --------------------------   ------------------------------
   State Street Bank and       (For Eligible Institutions       State Street Bank and
       Trust Company                     Only)                      Trust Company
        P.O. Box 778                 (617) 664-5232            Two International Place
           Boston                                                     4th Floor
  Massachusetts 02102-0778       Confirm by Telephone:       Boston Massachusetts 02110
 Attention: Corporate Trust          (617) 664-5590          Attention: Corporate Trust
           Window                                                      Window

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE SAME MEANING GIVEN THEM IN THE PROSPECTUS (AS DEFINED BELOW).

     Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service. Facsimile transmission is available to a member firm of a registered national securities exchange, a member firm of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (an "Eligible Institution").

     This Letter of Transmittal is to be completed by holders of Private Notes and/or Private Warrants (each as defined below) either if Private Notes and/or Private Warrants are to be forwarded herewith or if tenders of Private Notes and/or Private Warrants are to be made by book-entry transfer to an account maintained by State Street Bank and Trust Company (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                            ------------------------

     The undersigned hereby acknowledges receipt and review of the Prospectus
dated August   , 1998 (the "Prospectus") of EOP Operating Limited Partnership, a
Delaware limited partnership (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to provide Holders (as defined below) of its outstanding 6.50% Notes due 2004 (the "2004 Notes"), 6.763% Notes due 2007 (the "2007 Notes"), 7.25% Notes due 2028 (the "2028 Notes" and collectively with the 2004 Notes and the 2007 Notes, the "Private Notes") and Debt Warrants to Purchase $300,000,000 6.763% Notes due 2008 (the "Private Warrants") the opportunity to exchange such securities, for its 6.50% Notes due 2004 (the "2004 Exchange Notes"), 6.763% Notes due 2007 (the "2007 Exchange Notes"), 7.25% Notes due 2028 (the "2028 Exchange Notes" and collectively with the 2004 Exchange Notes and the 2007 Exchange Notes, the "Exchange Notes") and Debt Warrants to Purchase $300,000,000 6.763% Notes due 2008 (the "Exchange Warrants"), respectively, which Exchange Notes and Exchange Warrants have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part. Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Private Notes or Private Warrants, as the case may be, are registered on the books of the Issuer or any other person who has obtained a properly completed bond power from the registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Private Notes or Private Warrants, as the case may be, must complete this Letter of Transmittal in its entirety. Notwithstanding the foregoing, Holders of Private Notes or Private Warrants, as the case may be, eligible to utilize DTC's Automated Tender Offer Program ("ATOP"), who have opted to comply with the ATOP procedures set forth in the Prospectus under the caption "Exchange Offer -- Procedures for Tendering," need not complete, sign or deliver this Letter of Transmittal.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     IF YOU WISH TO EXCHANGE PRIVATE NOTES OR PRIVATE WARRANTS FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF EXCHANGE NOTES OR AN EQUAL AGGREGATE NUMBER OF EXCHANGE WARRANTS, RESPECTIVELY, PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) PRIVATE NOTES OR PRIVATE WARRANTS, AS APPLICABLE, TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS CONTAINED HEREIN MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     Please list below the Private Notes and/or Private Warrants to which this Letter of Transmittal relates. If the space below is inadequate, please list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal.


                        DESCRIPTION OF PRIVATE NOTES AND PRIVATE WARRANTS TENDERED
----------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF 2004 NOTES TENDERED
----------------------------------------------------------------------------------------------------------
                                                            Aggregate
         Name(s) and Address(es)                        Principal Amount                Aggregate
          of Registered Owner(s)                     Represented by Private         Principal Amount
        (Please fill in, if blank)                            Notes                    Tendered(1)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                      TOTAL
----------------------------------------------------------------------------------------------------------


                                    DESCRIPTION OF 2007 NOTES TENDERED
----------------------------------------------------------------------------------------------------------
                                                            Aggregate
         Name(s) and Address(es)                        Principal Amount                Aggregate
          of Registered Owner(s)                     Represented by Private         Principal Amount
        (Please fill in, if blank)                            Notes                    Tendered(1)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                      TOTAL
----------------------------------------------------------------------------------------------------------


                                    DESCRIPTION OF 2028 NOTES TENDERED
----------------------------------------------------------------------------------------------------------
                                                            Aggregate
         Name(s) and Address(es)                        Principal Amount                Aggregate
          of Registered Owner(s)                     Represented by Private         Principal Amount
        (Please fill in, if blank)                            Notes                    Tendered(1)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                      TOTAL
----------------------------------------------------------------------------------------------------------

     (1) Unless otherwise indicated, any tendering Holder of Private Notes or Private Warrants, as the case may be, will be deemed to have tendered the entire aggregate principal amount represented by such Private Notes or the entire number of Private Warrants represented by a particular Warrant Certificate. All tenders of Private Notes must be in minimum denominations of $100,000 aggregate principal amount and integral multiples of $1,000 in excess thereof.


                                 DESCRIPTION OF PRIVATE WARRANTS TENDERED
----------------------------------------------------------------------------------------------------------
                                                            Aggregate
         Name(s) and Address(es)                        Number of Private
          of Registered Owner(s)                     Warrants represented by        Aggregate Number
        (Please fill in, if blank)                     Warrant Certificate             Tendered(1)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                      TOTAL
----------------------------------------------------------------------------------------------------------

                TENDER OF PRIVATE NOTES AND/OR PRIVATE WARRANTS
--------------------------------------------------------------------------------

   [ ] Check here if tendered Private Notes and/or Private Warrants are enclosed herewith.

   [ ] Check here if tendered Private Notes and/or Private Warrants are being delivered by book-entry transfer made to the account maintained by the Exchange Agent at DTC and complete the following (For Use By Eligible Institutions Only):

       Name of Tendering Institution:
                                     -------------------------------------------

       DTC Account Number:
                          ------------------------------------------------------

       Transaction Code Number:
                               -------------------------------------------------

   [ ] Check here if tendered Private Notes and/or Private Warrants are being delivered pursuant to a Notice of Guaranteed Delivery enclosed herewith and complete the following (For Use By Eligible Institutions
       Only):

      Name of Registered Note and/or Warrant Holder(s):
                                                       -------------------------

      Window Ticket Number (if any):
                                    --------------------------------------------

      Date of Execution of Notice of Guaranteed Delivery:
                                                         -----------------------

      Name of Eligible Institution that Guaranteed Delivery:
                                                            --------------------

  [ ] Check here if you are a broker-dealer who acquired the Private Notes and/or Private Warrants for its own account as a result of market making or other trading activities (a "Participating Broker-Dealer") and wish to receive additional copies of the Prospectus and any amendments or supplements thereto. In such case, please complete the following:

      Name:
           ---------------------------------------------------------------------

      Address:
              ------------------------------------------------------------------

      Area Code and Telephone Number:
                                     -------------------------------------------

      Contact Person:
                     -----------------------------------------------------------

      Quantity:
               -----------------------------------------------------------------

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to the Company the above described aggregate principal value of Private Notes and aggregate number of Private Warrants in exchange for a like aggregate principal value of Exchange Notes and a like aggregate number of Exchange Warrants, respectively, upon the terms and subject to the conditions set forth in the Prospectus.

     Subject to and effective upon the acceptance for exchange of all or any portion of the Private Notes and Private Warrants tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Private Notes and Private Warrants as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of Company in connection with the Exchange Offer) with respect to the tendered Private Notes and Private Warrants, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver such Private Notes and Private Warrants, or transfer ownership of such Private Notes and Private Warrants on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Private Notes and Private Warrants for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Private Notes and Private Warrants, all in accordance with the terms and conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE PRIVATE NOTES AND PRIVATE WARRANTS TENDERED HEREBY AND TO ACQUIRE THE EXCHANGE NOTES AND EXCHANGE WARRANTS, RESPECTIVELY, ISSUABLE UPON THE EXCHANGE OF SUCH TENDERED PRIVATE NOTES AND PRIVATE WARRANTS, AND THAT, WHEN SUCH PRIVATE NOTES AND PRIVATE WARRANTS ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES AND NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE PRIVATE NOTES AND PRIVATE WARRANTS TENDERED HEREBY, INCLUDING THE TRANSFER OF SUCH PRIVATE NOTES AND PRIVATE WARRANTS ON THE ACCOUNT BOOKS MAINTAINED BY DTC. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The undersigned understands that tenders of Private Notes and Private Warrants pursuant to any one of the procedures described in "The Exchange
Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Private Notes and Private Warrants, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Private Notes and Private Warrants tendered hereby.

     The undersigned, if a Holder of Private Notes, hereby waives the right to receive any payment in respect of interest on the Private Notes accrued from the later of June 15, 1998 or the Interest Payment Date immediately preceding the date of issuance of the Exchange Notes to the date of issuance of the Exchange Notes. Interest on the Private Notes which are exchanged for the Exchange Notes will cease to accrue on the day preceding the date of issuance of the Exchange Notes. Interest payable on the first Interest Payment Date with respect to the Exchange Notes will include accrued but unpaid interest due on the Private Notes (which they replace) for the period from the later of June 15, 1998 or the Interest Payment Date immediately preceding the date of issuance of the applicable Exchange Notes to the date of such issuance and will be paid to persons in whose name the applicable Exchange Notes are registered in the security register applicable to the Exchange Notes as of the close of business on the date 15 days prior to such payment date.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes and Exchange Warrants issued in exchange for Private Notes and Private Warrants, respectively, accepted for exchange be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of such Private Notes and Private Warrants, that such Exchange Notes and Exchange Warrants be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Private Notes and Private Warrants not tendered or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Private Notes and Private Warrants, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that Exchange Notes and Exchange Warrants, as applicable, be delivered to the undersigned at the address shown below the undersigned's signature. In the event that "Special Issuance Instructions" and/or "Special Delivery Instructions" are completed, the undersigned hereby directs that the Exchange Notes and Exchange Warrants issued in exchange for Private Notes and Private Warrants, respectively, accepted for exchange be issued in the name(s) of and/or delivered to, and any Private Notes and Private Warrants not tendered or not exchanged be returned to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Private Notes or Private Warrants from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Private Notes or Private Warrants so tendered for exchange.

     The undersigned acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the "Staff") and that the Exchange Notes and Exchange Warrants issued in exchange for the Private Notes and Private Warrants, respectively, pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is (i) an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or (ii) a broker-dealer that acquired the Private Notes or Private Warrants, as applicable, in a transaction other than as part of its market-making or other trading activities), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes and Exchange Warrants are acquired in the ordinary course of such Holders' business and such Holders are not engaging in and do not intend to engage in a distribution of such Exchange Notes and Exchange Warrants and have no arrangement or understanding with any person to participate in a distribution of such Exchange Notes and Exchange Warrants.

     BY TENDERING PRIVATE NOTES AND/OR PRIVATE WARRANTS AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY FURTHER REPRESENTS AND WARRANTS
THAT: (I) NEITHER THE HOLDER NOR ANY OTHER PERSON RECEIVING EXCHANGE NOTES, AND/OR EXCHANGE WARRANTS, AS APPLICABLE, FROM THE HOLDER IS AN "AFFILIATE" OF THE COMPANY WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT; (II) THE EXCHANGE NOTES AND/OR EXCHANGE WARRANTS, AS APPLICABLE, TO BE RECEIVED BY THE UNDERSIGNED IN EXCHANGE FOR PRIVATE NOTES AND/OR PRIVATE WARRANTS, RESPECTIVELY, TENDERED HEREBY ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, WHETHER OR NOT THE UNDERSIGNED IS THE HOLDER; (III) NEITHER THE UNDERSIGNED NOR ANY OTHER PERSON RECEIVING EXCHANGE NOTES AND/OR EXCHANGE WARRANTS, AS APPLICABLE, IS ENGAGING IN OR INTENDS TO ENGAGE IN A DISTRIBUTION OF THE EXCHANGE NOTES AND/OR EXCHANGE WARRANTS, AS APPLICABLE, AND (IV) NEITHER THE UNDERSIGNED NOR ANY OTHER PERSON RECEIVING EXCHANGE NOTES AND/OR EXCHANGE WARRANTS, AS APPLICABLE, HAS AN ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION OF EXCHANGE NOTES AND/OR EXCHANGE WARRANTS, AS APPLICABLE, TO BE RECEIVED IN THE EXCHANGE OFFER.

     BY TENDERING PRIVATE NOTES AND/OR PRIVATE WARRANTS PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF PRIVATE NOTES AND/OR PRIVATE WARRANTS THAT IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF TO THIRD PARTIES, THAT (A) SUCH PRIVATE NOTES AND/OR PRIVATE WARRANTS HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH PRIVATE NOTES AND/OR PRIVATE WARRANTS WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY SALE OF SUCH EXCHANGE NOTES AND/OR EXCHANGE WARRANTS (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     The Company has agreed that, subject to the provisions of the Registration Rights Agreements, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of the Exchange Notes and/or Exchange Warrants received in exchange for Private Notes and/or Private Warrants, respectively, for a period ending 180 days after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange Notes and/or Exchange Warrants have been disposed of by such Participating Broker-Dealer. In that regard, each Participating Broker-Dealer, by tendering such Private Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreements, such Participating Broker-Dealer will suspend the sale of Exchange Notes and/or Exchange Warrants, as applicable, pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes and/or Exchange Warrants, as applicable, may be resumed, as the case may be, if the Company gives such notice to suspend the sale of the Exchange Notes and/or Exchange Warrants, as applicable, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes and/or Exchange Warrants, as applicable, by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes and/or Exchange Warrants, as applicable, or to and including the date on which the Company has given notice that the sale of Exchange Notes and/or Exchange Warrants, as applicable, may be resumed, as the case may be.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Private Notes and Private Warrants when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Private Notes and Private Warrants that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC, as promptly as practicable after the Expiration Date.

     Please be advised that the Company is registering the Exchange Notes and Exchange Warrants in reliance on the position of the Staff enunciated in Exxon Capital Holdings Corp. (available April 13, 1989) and Morgan Stanley & Co. Incorporated (available June 5, 1991). The Company has not entered into any arrangement or understanding with any person to distribute the Exchange Notes or the Exchange Warrants to be received in the Exchange Offer and, to the best of its information and belief, each person participating in the Exchange Offer is acquiring the Exchange Notes and/or the Exchange Warrants, as the case may be, in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes or the Exchange Warrants to be received in the Exchange Offer. In this regard, the undersigned is aware that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes or the Exchange Warrants to be acquired in the Exchange Offer, the undersigned (a) may not rely on the Staff position enunciated in Exxon Capital Holdings Corp. or interpretative letters to similar effect and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. The undersigned is aware that such a secondary resale transaction by a person participating in the Exchange Offer for the purpose of distributing the Exchange Notes or the Exchange Warrants should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K.

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5, AND 6)
To be completed ONLY if the Exchange Notes or the Exchange Warrants or any Private Notes or Private Warrants delivered, but not tendered for exchange, are to be sent to someone other than the registered holder of the Private Notes or Private Warrants whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.
Issue: [ ] Exchange Notes and Exchange Warrants and/or
       [ ] Private Notes and Private Warrants delivered but not tendered for exchange:

Name(s)
--------------------------------------------
              (Please Print)

Address:
--------------------------------------------
              (Please Print)

--------------------------------------------
         (Please Include ZIP Code)

--------------------------------------------
     (Telephone number with Area Code)

--------------------------------------------
               Tax ID Number

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5, AND 6)

To be completed ONLY if the Exchange Notes or the Exchange Warrants or any Private Notes or Private Warrants delivered, but not tendered for exchange, are to be issued in the name of someone other than the registered holder of the Private Notes or Private Warrants whose name(s) appear(s) above.
Issue: [ ] Exchange Notes and Exchange Warrants and/or
       [ ] Private Notes and Private Warrants delivered but not tendered for exchange:

Name(s)
--------------------------------------------
              (Please Print)

Address:
--------------------------------------------
              (Please Print)

--------------------------------------------
         (Please Include ZIP Code)

--------------------------------------------
     (Telephone number with Area Code)

--------------------------------------------
               Tax ID Number

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
             (Please Complete Substitute Form W-9 Contained Herein)
       (Note: Signatures Must be Guaranteed if Required by Instruction 2)

     Must be signed by registered holder(s) exactly as name(s) appear(s) on certificates for the Private Notes and/or Private Warrants tendered (or, in the case of book-entry securities, on the relevant security position listing), or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company to comply with the restrictions on transfer applicable to the Private Notes and/or Private Warrants). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer or a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

X
---------------------------------------------------
X
---------------------------------------------------
(SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

Date:                                        , 1998
     ----------------------------------------
Name(s):
        -------------------------------------------

---------------------------------------------------
                   (PLEASE PRINT)

Capacity:
         ------------------------------------------
Address:
        -------------------------------------------

---------------------------------------------------
               (PLEASE INCLUDE ZIP CODE)

Telephone No. (with area code):

---------------------------------------------------

Tax ID No.:
           ----------------------------------------


                            GUARANTEE OF SIGNATURES
                        (See Instruction 2 and 5 below)
                     Certain Signatures Must be Guaranteed
                           by an Eligible Institution

---------------------------------------------------
               (AUTHORIZED SIGNATURE)

---------------------------------------------------
              (CAPACITY (FULL TITLE))

---------------------------------------------------


---------------------------------------------------
(NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURE)

---------------------------------------------------
  (ADDRESS OF FIRM -- PLEASE INCLUDE ZIP CODE)

---------------------------------------------------

Telephone No. (with area code) of Firm:

---------------------------------------------------

Date:                                        , 1998
     ----------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND PRIVATE NOTES, PRIVATE WARRANTS AND/OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus. Certificates representing, or timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of, such Private Notes and/or Private Warrants into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

     Holders who wish to tender their Private Notes and/or Private Warrants and
(i) whose Private Notes and/or Private Warrants are not immediately available or
(ii) who cannot deliver their Private Notes and/or Private Warrants, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Private Notes and/or Private Warrants by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined on the cover hereof); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the certificates (or a Book-Entry Confirmation) representing all tendered Private Notes and/or Private Warrants, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Private Notes and/or Private Warrants to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date.

     THE METHOD OF DELIVERY OF PRIVATE NOTES, PRIVATE WARRANTS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT, IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. NO SIGNATURE GUARANTEE ON THIS LETTER OF TRANSMITTAL IS REQUIRED IF:

     (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the relevant security position listing as the owner of the Private Notes or Private Warrants, as applicable) of Private Notes and/or Private Warrants tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

     (ii) such Private Notes and/or Private Warrants are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Private Notes and Private Warrants Tendered" is inadequate, the certificate number(s) and/or the aggregate principal amount of Private Notes or aggregate number of Private Warrants, as applicable, and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If less than all the Private Notes or Private Warrants, as applicable, evidenced by any note or certificate submitted are to be tendered, fill in the aggregate principal amount of Private Notes or aggregate number of Private Warrants, as applicable, which are to be tendered in the applicable box entitled "Aggregate Principal Amount Tendered" or "Aggregate Number Tendered", as applicable. In such case, new certificates(s) for the remainder of the Private Notes that were evidenced by your old certificate(s) will be sent to the holder of the Private Notes or Private Warrants, as applicable, (or such other party as you identify in the box captioned "Special Delivery Instructions"), promptly after the Expiration Date. All Private Notes and Private Warrants represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Private Notes or Private Warrants may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Private Notes or Private Warrants to be withdrawn, the aggregate principal amount of Private Notes or aggregate number of Private Warrants, as applicable, to be withdrawn, and (if certificates for Private Notes or Private Warrants have been tendered) the name of the registered holder of such Private Notes or Private Warrants as set forth on the note or certificate for such Private Notes or Private Warrants, if different from that of the person who tendered such Private Notes or Private Warrants. If Private Notes or Private Warrants have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Private Notes or Private Warrants, as the case may be, the tendering holder must submit the serial numbers shown on the particular Private Notes or Private Warrants to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Private Notes or Private Warrants tendered for the account of an Eligible Institution. If Private Notes or Private Warrants have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Private Notes or Private Warrants, as applicable, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Private Notes or Private Warrants may not be rescinded. Private Notes and Private Warrants properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Private Notes and Private Warrants which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Private Notes and Private Warrants tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Private Note(s) and Private Warrants (or, in the case of book-entry securities, on the relevant security position listing) without alteration, enlargement or any change whatsoever.

     If any of the Private Notes or Private Warrants tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If this Letter of Transmittal or any Private Notes or Private Warrants or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Private Notes and Private Warrants listed and transmitted hereby, no endorsement(s) of Private Note(s) and Private Warrants or separate bond power(s) are required unless Exchange Notes and/or Exchange Warrants, as applicable, are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Private Note(s) and Private Warrants or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Private Notes and Private Warrants listed, the Private Notes and Private Warrants must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on such Private Notes and Private Warrants, and also must be accompanied by such opinions of counsel, certifications and other information as the Company may require in accordance with the restrictions on transfer applicable to the Private Notes and Private Warrants. Signatures on such Private Notes or Private Warrants or bond powers must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTION. If Exchange Notes and/or Exchange Warrants are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes and/or Exchange Warrants are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Private Notes or Private Warrants not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Private Notes and/or Private Warrants, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any conditions or irregularity in any tender of Private Notes and/or Private Warrants of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Private Notes and/or Private Warrants will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. QUESTIONS, REQUEST FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any note(s) or certificate(s) representing Private Notes and/or Private Warrants have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen note(s) or certificate(s) have been followed.

     10. SECURITY TRANSFER TAXES. Holders who tender their Private Notes and/or Private Warrants for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes and/or Exchange Warrants are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Private Notes and/or Private Warrants, respectively, tendered, or if a transfer tax is imposed for any reason other than the exchange of Private Notes and/or Private Warrants in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a holder whose tendered Private Notes and/or Private Warrants are accepted for exchange is required by law to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 included herein or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or transferee to a $50.00 penalty. In addition, delivery of such holder's Exchange Notes and/or Exchange Warrants, as applicable, may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

     Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instruction.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the holder or other transferee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made with respect to Private Notes and Private Warrants exchanged in the Exchange Offer, the holder is required to provide the Exchange Agent with either: (i) the holder's correct TIN by completing the form included herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that
(A) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder that the holder is no longer subject to back withholding; or (ii) an adequate basis for exemption.

NUMBER TO GIVE THE DEPOSITORY

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Private Notes and/or Private Warrants, as applicable. If the Private Notes and/or Private Warrants, as applicable, are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

-----------------------------------------------------------------------------------------------------------------------
          PAYER'S NAME:
-----------------------------------------------------------------------------------------------------------------------
          SUBSTITUTE               Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX     Social Security number or
           FORM W-9                AT RIGHT AND CERTIFY BY SIGNING AND DATING       ------------------------------
                                   BELOW.                                           Employer identification number
                                   ----------------------------------------------------------------------------------
                                   PART 2 -- Certification -- Under penalties of perjury, I certify that:
                                   (1) The number shown on this form is my correct Taxpayer Number (or I am waiting for a number to be issued to me) and
                                   (2) I am not subject to backup withholding because (i) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest of dividends, or (ii) the IRS has notified me that I am no longer subject to backup withholding.

                                   ----------------------------------------------------------------------------------

 PAYER'S REQUEST FOR TAXPAYER      Certification Instructions -- You must cross out item
  IDENTIFICATION NUMBER (TIN)      (2) in Part 2 above if you have been notified by the
                                   IRS that you are subject to backup withholding
                                   because of underreporting interest or dividends on
                                   your tax return. However, if after being notified by
                                   the IRS that you are subject to backup withholding
                                   you received another notification from the IRS           PART 3
                                   stating that you are no longer subject to backup         Awaiting
                                   withholding, do not cross out item (2).                  TIN [ ]

                                   Signature                  Date          , 1998
                                   --------------------------      ---------

                                   ------------------------------------
                                   Name (please print)
----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
          IF YOU CHECKED THE BOX IN PART 3 OF THIS SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Notes and/or Exchange Warrants, as applicable, shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number with 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

 SIGNATURE DATE:                                  DATE
                --------------------------------       ------------------- 1998

 NAME (PLEASE PRINT)
                     --------------------------------------------

                                                                    Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY

                       EOP OPERATING LIMITED PARTNERSHIP

                               OFFER TO EXCHANGE

$250,000,000 6.50% NOTES DUE 2004 FOR ANY AND ALL OUTSTANDING 6.50% NOTES DUE
2004

$300,000,000 6.763% NOTES DUE 2007 FOR ANY AND ALL OUTSTANDING 6.763% NOTES DUE 2007

$225,000,000 7.25% NOTES DUE 2028 FOR ANY AND ALL OUTSTANDING 7.25% NOTES DUE
2028

300,000 DEBT WARRANTS TO PURCHASE $300,000,000 6.763% NOTES DUE 2008 FOR ANY AND ALL OUTSTANDING

DEBT WARRANTS TO PURCHASE $300,000,000 6.763% NOTES DUE 2008

            PURSUANT TO THE PROSPECTUS DATED AUGUST           , 1998

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON           , 1998 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS
EXTENDED BY EOP OPERATING LIMITED PARTNERSHIP.

     This form or one substantially equivalent hereto must be used by a holder of Private Notes or Private Warrants (each as defined below) to accept the Exchange Offer of EOP Operating Limited Partnership (the "Issuer") and to tender Private Notes or Private Warrants to State Street Bank and Trust Company, as exchange agent (the "Exchange Agent") pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedures"
of the Issuer's Prospectus dated August      , 1998 (the "Prospectus") and in
Instruction 1 to the related Letter of Transmittal. The Exchange Offer provides holders of the Issuer's outstanding 6.50% Notes due 2004 (the "2004 Notes"), 6.763% Notes due 2007 (the "2007 Notes"), 7.25% Notes due 2028 (the "2028 Notes"
and collectively with the 2004 Notes and the 2007 Notes, the "Private Notes") and Debt Warrants to Purchase $300,000,000 6.763% Notes due 2008 (the "Private Warrants") the opportunity to exchange such securities for its 6.50% Notes due 2004 (the "2004 Exchange Notes"), 6.763% Notes due 2007 (the "2007 Exchange Notes"), 7.25% Notes due 2028 (the "2028 Exchange Notes" and collectively with the 2004 Exchange Notes and the 2007 Exchange Notes, the "Exchange Notes") and Debt Warrants to Purchase $300,000,000 6.763% Notes due 2008 (the "Exchange Warrants"), respectively, which Exchange Notes and Exchange Warrants have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part. Any holder who wishes to tender Private Notes and/or Private Warrants pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

              STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT

           By Mail:               By Facsimile Transmission:    By Overnight Delivery or Hand:
           --------               --------------------------    ------------------------------
    State Street Bank and         (For Eligible Institutions        State Street Bank and
        Trust Company                       Only)                       Trust Company
         P.O. Box 778                   (617) 664-5232             Two International Place
     Boston Massachusetts                                                 4th Floor
          02102-0778                Confirm by Telephone:         Boston Massachusetts 02110
  Attention: Corporate Trust            (617) 664-5590            Attention: Corporate Trust
            Window                                                          Window

                            ------------------------

     Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service. Facsimile transmission is available to a member firm of a registered national securities exchange, a member firm of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (an "Eligible Institution").

     DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.